Exhibit 99.1

SILEXION THERAPEUTICS LTD.

UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2024

SILEXION THERAPEUTICS LTD.

INTERIM FINANCIAL STATEMENTS

JUNE 30, 2024

(Unaudited)

SILEXION THERAPEUTICS LTD.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31
	2024	2023
	U.S. dollars in thousands
Assets
CURRENT ASSETS:
Cash and cash equivalents	$1,697	$4,595
Restricted cash	25	25
Prepaid expenses	527	335
Other current assets	66	24
TOTAL CURRENT ASSETS	2,315	4,979

NON-CURRENT ASSETS:
Restricted cash	25	25
Long-term deposit	5	5
Property and equipment, net	40	49
Operating lease right-of-use asset	140	198
TOTAL NON-CURRENT ASSETS	210	277
TOTAL ASSETS	$2,525	$5,256

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

SILEXION THERAPEUTICS LTD.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31
	2024	2023
	U.S. dollars in thousands
Liabilities and redeemable convertible preferred shares, net of capital deficiency
CURRENT LIABILITIES:
Trade payables	$281	$319
Current maturities of operating lease liability	108	112
Warrants to preferred shares (including $321 and $186 due to related party, as of June 30, 2024 and December 31, 2023, respectively)	345	200
Employee related obligations	251	207
Accrued expenses and other account payable	1,379	1,358
TOTAL CURRENT LIABILITIES	2,364	2,196

NON-CURRENT LIABILITIES:
Long-term operating lease liability	8	59
TOTAL NON-CURRENT LIABILITIES	$8	$59
TOTAL LIABILITIES	$2,372	$2,255

COMMITMENTS AND CONTINGENT LIABILITIES
REDEEMABLE CONVERTIBLE PREFERRED SHARES AND NON-CONTROLLING INTERESTS:
Convertible Series A Preferred Shares (NIS 0.01 par value, 510,000 shares authorized as of June 30, 2024 and December 31, 2023, 388,088 shares issued and outstanding as of June 30, 2024 and December 31, 2023); aggregate liquidation preference of $8,162 as of June 30, 2024;
Convertible Series A-1 Preferred Shares (NIS 0.01 par value per share, 120,000 shares authorized as of June 30, 2024 and December 31, 2023, 91,216 shares issued and outstanding as of June 30, 2024 and December 31, 2023); aggregate liquidation preference of $2,443 as of June 30, 2024;
Convertible Series A-2 Preferred Shares (NIS 0.01 par value per share, 200,000 shares authorized as of June 30, 2024 and December 31, 2023, 45,458 shares issued and outstanding as of June 30, 2024 and December 31, 2023); aggregate liquidation preference of $2,763 as of June 30, 2024;
Convertible Series A-3 Preferred Shares (NIS 0.01 par value per share, 80,000 shares authorized as of June 30, 2024 and December 31, 2023, 63,331 shares issued and outstanding as of June 30, 2024 and December 31, 2023); aggregate liquidation preference of $2,887 as of June 30, 2024;
Convertible Series A-4 Preferred Shares (NIS 0.01 par value per share, 815,000 shares authorized as of June 30, 2024 and December 31, 2023, 21,717* shares issued and outstanding as of June 30, 2024 and December 31, 2023); aggregate liquidation preference of $1,076 as of June 30, 2024;
TOTAL REDEEMABLE CONVERTIBLE PREFERRED SHARES	15,057	15,057
CONTINGENTLY REDEEMABLE NON-CONTROLLING INTERESTS	3,353	3,420
TOTAL REDEEMABLE CONVERTIBLE PREFERRED SHARES AND CONTINGENTLY REDEEMABLE NON-CONTROLLING INTERESTS	$18,410	$18,477
CAPITAL DEFICIENCY:
Ordinary shares (NIS 0.01 par value per share, 3,275,000 shares authorized as of June 30, 2024 and December 31, 2023; 250,492 and 219,354 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively)	1	1
Additional paid-in capital	11,398	11,334
Accumulated deficit	(29,656)	(26,811)
TOTAL CAPITAL DEFICIENCY	$(18,257)	$(15,476)
TOTAL REDEEMABLE CONVERTIBLE PREFERRED SHARES AND CONTINGENTLY REDEEMABLE NON-CONTROLLING INTERESTS, NET OF CAPITAL DEFICIENCY	$153	$3,001
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED SHARES AND NON-CONTROLLING INTEREST NET OF CAPITAL DEFICIENCY	$2,525	$5,256

*	Net of 121,119 treasury shares held by the subsidiary as of June 30, 2024 and December 31, 2023

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

SILEXION THERAPEUTICS LTD.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Six months ended June 30		Three months ended June 30
	2024	2023	2024	2023
	U.S. dollars in thousands		U.S. dollars in thousands
OPERATING EXPENSES:
Research and development (including $34 from related party for the six months period ended June 30, 2024 and 2023, respectively, and including $17 from related party for the three months period ended June 30, 2024 and 2023, respectively)	$1,727	$1,916	$766	$1,235
General and administrative (including $24 from related party for the six months period ended June 30, 2024 and 2023, respectively, and including $12 from related party for the three months period ended June 30, 2024 and 2023, respectively)	908	306	619	179
TOTAL OPERATING EXPENSES	2,635	2,222	1,385	1,414
OPERATING LOSS	2,635	2,222	1,385	1,414
Financial expenses, net (including $135 and $0 from related party for the six months period ended June 30, 2024 and 2023, respectively, and including $60 and $0 from related party for the three months period ended June 30, 2024 and 2023, respectively)	270	377	102	452
LOSS BEFORE INCOME TAX	$2,905	$2,599	$1,487	$1,866
INCOME TAX	7	20	2	10
NET LOSS	$2,912	$2,619	$1,489	$1,876

Attributable to:
Equity holders of the Company	2,845	2,427	1,472	1,653
Non-controlling interests	67	192	17	223
	$2,912	$2,619	$1,489	$1,876

LOSS PER SHARE, BASIC AND DILUTED	$11.31	$9.61	$5.87	$6.54

WEIGHTED AVERAGE NUMBER OF ORDINARY SHARES OUTSTANDING USED IN COMPUTATION OF BASIC AND DILUTED LOSS PER SHARE	251,655	252,462	250,847	252,462

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

SILEXION THERAPEUTICS LTD.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN REDEEMABLE CONVERTIBLE PREFERRED SHARES AND CAPITAL DEFICIENCY

(U.S. dollars in thousands, except per share data)

	Redeemable Convertible Preferred Shares																	Total redeemable convertible preferred shares and contingently redeemable
	Series A preferred shares		Series A-1 preferred shares		Series A-2 preferred shares		Series A-3 preferred shares		Series A-4 preferred shares		Contingently redeemable non- controlling interests	Ordinary shares			Additional paid-in	Accumulated	Total capital	non- controlling interests, net of capital
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Amount	Shares		Amount	Capital	deficit	deficiency	deficiency
BALANCE AT JANUARY 1, 2023	388,088	$7,307	91,216	$2,392	45,458	$2,264	63,331	$2,683	-	-	$3,586	219,354		$1	$11,203	$(21,869)	$(10,665)	$7,567
CHANGES DURING THE SIX MONTHS PERIOD ENDED JUNE 30, 2023 (unaudited):
Issuance of Preferred A-4 shares, net of issuance cost									21,717	$411					1		1	412
Share-based compensation															64		64	64
Net loss											(192)					(2,427)	(2,427)	(2,619)
BALANCE AS OF JUNE 30, 2023	388,088	$7,307	91,216	$2,392	45,458	$2,264	63,331	$2,683	21,717	$411	$3,394	219,354		$1	$11,268	$(24,296)	$(13,027)	$(5,424)

BALANCE AT JANUARY 1, 2024	388,088	$7,307	91,216	$2,392	45,458	$2,264	63,331	$2,683	21,717	$411	$3,420	219,354		$1	$11,334	$(26,811)	$(15,476)	$3,001
CHANGES DURING THE SIX MONTHS PERIOD ENDED JUNE 30, 2024 (unaudited):
Exercise of options												31,138	**	*	*		*	*
Share-based compensation															64		64	64
Net loss											(67)					(2845)	(2,845)	(2,912)
BALANCE AS OF JUNE 30, 2024	388,088	$7,307	91,216	$2,392	45,458	$2,264	63,331	$2,683	21,717	$411	$3,353	250,492		$1	$11,398	$(29,656)	$(18,257)	$153

*	Represents an amount less than $1
**	Represents fully vested pre-funded options for the Company’s ordinary shares at an exercise price of $0.01 or 0.01 NIS per share

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

SILEXION THERAPEUTICS LTD.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN REDEEMABLE CONVERTIBLE PREFERRED SHARES AND CAPITAL DEFICIENCY

(U.S. dollars in thousands, except per share data)

	Redeemable Convertible Preferred Shares																Total redeemable convertible preferred shares and contingently redeemable
	Series A preferred shares		Series A-1 preferred shares		Series A-2 preferred shares		Series A-3 preferred shares		Series A-4 preferred shares		Contingently redeemable non-controlling interests	Ordinary shares		Additional paid-in	Accumulated	Total capital	non- controlling interests, net of capital
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Amount	Shares	Amount	Capital	deficit	deficiency	deficiency
BALANCE AT MARCH 31, 2023	388,088	$7,307	91,216	$2,392	45,458	$2,264	63,331	$2,683	-	-	$3,617	219,354	$1	$11,235	$(22,643)	$(11,407)	$6,856
CHANGES DURING THE THREE MONTHS PERIOD ENDED JUNE 30, 2023 (unaudited):
Issuance of Preferred A-4 shares, net of issuance cost									21,717	$411				1		1	412
Share-based compensation														32		32	32
Net loss											(223)				(1,653)	(1,653)	(1,876)
BALANCE AS OF JUNE 30, 2023	388,088	$7,307	91,216	$2,392	45,458	$2,264	63,331	$2,683	21,717	$411	3,394	219,354	$1	$11,268	$(24,296)	$(13,027)	$(5,424)

BALANCE AT MARCH 31, 2024	388,088	$7,307	91,216	$2,392	45,458	$2,264	63,331	$2,683	21,717	$411	$3,370	250,492	$1	$11,366	$(28,184)	$(16,817)	$1,610
CHANGES DURING THE THREE MONTHS PERIOD ENDED JUNE 30, 2024 (unaudited):
Share-based compensation														32		32	32
Net loss											(17)				(1,472)	(1,472)	(1,489)
BALANCE AS OF JUNE 30, 2024	388,088	$7,307	91,216	$2,392	45,458	$2,264	63,331	$2,683	21,717	$411	$3,353	250,492	$1	$11,398	$(29,656)	$(18,257)	$153

*	Represents an amount less than $1

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

SILEXION THERAPEUTICS LTD.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30		Three months ended June 30
	2024	2023	2024	2023
	U.S. dollars in thousands		U.S. dollars in thousands

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,912)	$(2,619)	$(1,489)	$(1,876)
Adjustments required to reconcile loss to net cash used in operating activities:
Depreciation	15	29	7	14
Share-based compensation expenses	64	64	32	32
Non-cash financial expenses	219	257	83	278

Changes in operating assets and liabilities:
Increase (decrease) in prepaid expenses	(192)	(2)	(63)	5
decrease in other receivables	(42)	(9)	2	(20)
Increase (decrease) in trade payable	(38)	(57)	37	(52)
Net change in operating lease	4	(5)	2	(2)
Increase (decrease) in employee related obligations	44	(62)	(3)	(20)
Increase (decrease) in accrued expenses	21	(183)	327	(35)
Net cash used in operating activities	(2,817)	(2,587)	(1,065)	(1,676)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from short-term deposit	-	507	-	-
Purchase of property and equipment	(6)	(2)	-	(2)
Net cash provided by (used in (investing activities	(6)	505	-	(2)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of preferred shares and warrants, net of issuance costs	-	522	-	522
Exercise of options	*	-	-	-
Net cash provided by financing activities	*	522	-	522

DECREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	(2,823)	(1,560)	(1,065)	(1,156)
EXCHANGE RATE DIFFERENCES ON CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	(75)	(258)	(19)	(277)
BALANCE OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	4,645	8,309	2,831	7,924
BALANCE OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$1,747	$6,491	$1,747	$6,491

*	Represents an amount less than $1

SILEXION THERAPEUTICS LTD.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30		Three months ended June 30
	2024	2023	2024	2023
	U.S. dollars in thousands		U.S. dollars in thousands
Appendix A –
RECONCILIATION OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH REPORTED IN THE CONSOLIDATED BALANCE SHEETS:
Cash and cash equivalents	1,697	6,442	1,697	6,442
Restricted cash	50	49	50	49
TOTAL CASH, CASH EQUIVALENTS AND RESTRICTED CASH SHOWN IN STATEMENT OF CASH FLOWS	$1,747	$6,491	$1,747	$6,491

Appendix B - SUPPLEMENTARY INFORMATION:
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest received	$25	$78	$6	$39

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

SILEXION LTD.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(U.S. dollars in thousands)

NOTE 1 - GENERAL:

a.	Silexion Therapeutics Ltd. (formerly known as Silenseed Ltd.) (hereinafter -"the Company") was incorporated in Israel and began its operations on November 30, 2008. Since its incorporation, the Company has been engaged in one operating segment - the research and development of innovative treatments for pancreatic cancer based on siRNAs, aiming to stop the production of a specific pancreatic cancer-causing protein known as the KRAS mutation. The Company’s long-lived assets are located in Israel.

b.	On April 28, 2021, the Company signed an agreement with Guangzhou Sino-Israel Biotech Investment Fund (“GIBF”) to establish a new company in China. On June 15, 2021 a company was established in China, named Silenseed (China) Ltd (hereinafter - the "Subsidiary"). The Company owns 51% of the shares of the Subsidiary. The Subsidiary has not yet started significant operations as of June 30, 2024. The Company and the Subsidiary, together - “the Group”.

c.	On February 21, 2024, the Company entered into a business combination agreement with Moringa Acquisition Corp (the “SPAC”), a Cayman Islands exempted company whose class A ordinary shares (as well as other instruments) are listed for trade on the Nasdaq Capital Market (Nasdaq: MACA), and April M.G. Ltd. (the “April Merger Sub”), an Israeli company and a wholly-owned subsidiary of the SPAC (the “Original BCA”). According to the Original BCA, April Merger Sub was to merge with and into the Company, with the Company continuing as the surviving entity and a wholly-owned subsidiary of the SPAC, and with the SPAC continuing as a public company following the completion of the merger and with its securities continuing to be traded on Nasdaq.

d.	On April 3, 2024, the Company entered into an Amended and Restated Business Combination Agreement (hereinafter, “A&R BCA”) with the SPAC, Biomotion Sciences, a newly-formed Cayman Islands exempted company (“Biomotion Sciences” or “New Pubco”), August M.S. Ltd. an Israeli company and wholly-owned subsidiary of Biomotion Sciences (“Merger Sub 1”), and Moringa Acquisition Merger Sub Corp, a Cayman Islands exempted company and wholly-owned subsidiary of Biomotion Sciences (“Merger Sub 2”) which replaced the Original BCA. The A&R BCA, provided for a technical change in the contemplated transaction structure to a “double dummy” structure, as a result of which both the Company and the SPAC will become wholly-owned subsidiaries of Biomotion Sciences, which will be the publicly-held, Nasdaq-listed entity, rather than the Company becoming a subsidiary of the Nasdaq-listed SPAC, as initially contemplated under the Original BCA.

Pursuant to the transactions contemplated under the A&R BCA (collectively, the “Business Combination ”), Merger Sub 2 was to merge with and into the SPAC, with the SPAC continuing as the surviving company of such merger and a wholly-owned subsidiary of New Pubco (the “SPAC Merger”), and Merger Sub 1 was to merge with and into the Company, with the Company continuing as the surviving company of such merger and a wholly-owned subsidiary of New Pubco (the “Acquisition Merger”). Upon the effectiveness of the SPAC Merger, each outstanding SPAC Class A ordinary share and the sole outstanding SPAC Class B ordinary share was to convert into an ordinary share of New Pubco on a one-for-one basis. Each outstanding warrant to purchase one SPAC Class A ordinary share was to convert into a warrant to purchase one New Pubco ordinary share, at the same exercise price. Upon the effectiveness of the Acquisition Merger, each outstanding ordinary share and preferred share of the Company was to convert into such number of ordinary shares of New Pubco as is equal to the quotient obtained by dividing (x) the quotient obtained by dividing (1) $62,500 by (2) the number of fully diluted Company equity securities, by (y) $0.01 (the “Silexion Equity Exchange Ratio”). Each outstanding Company warrant and Company option to purchase one Company share, and Company restricted share unit (RSU) that may be potentially settled for one Company share, was to became exercisable for, or became subject to settlement for (as applicable), such number of New Pubco ordinary shares as are equal to the Silexion Equity Exchange Ratio. The exercise price per New Pubco ordinary share of each such converted Company option and Company warrant was to be adjusted based on dividing the existing per share exercise price by the Silexion Equity Exchange Ratio. The terms of vesting, exercise and/or settlement, as applicable, of such converted options, warrants and RSUs was to remain the same following such conversion, except that the vesting of each Company option was to accelerate immediately prior to the Acquisition Merger, such that the New Pubco option into which it was to be converted was to be fully vested, and all Company warrants were to be exercised (on a cashless basis) immediately prior to the Acquisition Merger. Immediately prior to the closing of the Business Combination, seven directors were to be elected to New Pubco’s board of directors, of whom five were to designated by the Company and two were to be designated by the SPAC’s sponsor (the “Sponsor”). The A&R BCA also required, as a closing condition, the transfer of the remaining outstanding shares of the Subsidiary held by GIBF to the Company prior to the closing of the Business Combination in exchange for the issuance to GIBF of shares of the Company, which were to convert into ordinary shares of New Pubco in accordance with the Silexion Equity Exchange Ratio upon the closing.

SILEXION LTD.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(U.S. dollars in thousands)

NOTE 1 - GENERAL (continued):

e.	In connection with the closing of the Business Combination, the ordinary shares and warrants of Biomotion Sciences were expected to be listed on the Nasdaq Global Market and begin trading under the symbols “SLXN” and “SLXNW”, respectively.

f.	The Business Combination was to be accounted for as a reverse recapitalization in accordance with US GAAP. Under this method of accounting, the Company was to be treated as the accounting acquirer and the SPAC was to be treated as the “acquired” company for financial reporting purposes. The Company was determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

●	the Company’s shareholders were to hold approximately 61.55% of the outstanding voting interests in New Pubco upon the closing of the Business Combination;

●	the Company’s senior management were to comprise the senior management of New Pubco;

●	the directors nominated by the Company were to constitute a majority of the board of directors of New Pubco (five out of seven of the initial directors);

●	the Company’s operations were to comprise the ongoing operations of New Pubco; and

●	the Company’s name was to be the name used by New Pubco (in replacement of Biomotion Sciences).

Under the reverse recapitalization accounting method, the Business Combination was to be deemed to be the equivalent of a capital transaction in which the Company will issue shares for the net assets of the SPAC. The net assets of the SPAC will be stated at fair value, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of the Company.

g.	On June 18, 2024 the Company entered into a waiver with the other parties to the A&R BCA (the “Investments Waiver”). The Investments Waiver provided, in principal part, that: (i) the conditions to closing under the A&R BCA requiring that an equity financing of the Company in an amount of at least $3,500 (the “Silexion Equity Financing”) and an investment by the Sponsor in New Pubco of between $350 and $500 (the “Sponsor Investment”) shall have occurred, were waived; (ii) 1,382,325 of the Sponsor Investment shares that were potentially issuable to the Sponsor by New Pubco in respect of the Sponsor Investment under the A&R BCA were to be issued to the Sponsor upon the closing notwithstanding that the Sponsor Investment has not taken place; (iii) the A&R Sponsor Promissory Note Cap (which sets the maximum dollar amount of Sponsor loans to the SPAC that may be converted by the Sponsor into New Pubco ordinary shares, subject to reduction for certain fees payable at the Closing, under an amended and restated promissory note to be issued by New Pubco to the Sponsor at the closing (the “A&R Sponsor Promissory Note”) was increased from $5.2 million to $5.5 million, and (iv) the controlling stakeholder of the Sponsor is to be entitled to a gross monthly fee of $10 for a period of 36 months following closing under the A&R BCA.

SILEXION LTD.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(U.S. dollars in thousands)

NOTE 1 - GENERAL: (continued):

h.	On August 15, 2024, the Business Combination was completed (see Note 10).

i.	In October 2023, Hamas terrorists infiltrated Israel’s southern border from the Gaza Strip and conducted a series of attacks on civilian and military targets. Following the attack, Israel’s security cabinet declared war against Hamas and commenced a military campaign against Hamas and other terrorist organizations.

The Company’s headquarters are located in Modiin, Israel. As of the issuance date of these consolidated financial statements, the conflict between Israel and Hamas has not had a material impact on the Company’s results of operations or financial position, if at all. The Company cannot currently predict the intensity or duration of Israel’s war against Hamas, however, as most of the Company’s trials are not executed in Israel, the Company does not believe the recent terrorist attack and the subsequent declaration of war by the Israeli government against the Hamas terrorist organization will have any material impact on its ongoing operations. The Company continues to monitor its ongoing activities and will make any needed adjustments to ensure continuity of its business, while supporting the safety and well-being of its employees.

Any hostilities involving Israel, or the interruption or curtailment of trade within Israel or between Israel and its trading partners could adversely affect the Company’s operations and results of operations and could make it more difficult for the Company to raise capital.

j.	Going concern:

Since its inception, the Company has devoted substantially all its efforts to research and development, clinical trials, and capital raising activities. The Company is still in its development and clinical stage and has not yet generated revenues.

The Company has incurred losses of $2,912 and $5,108 for the six-months period ended on June 30, 2024 and for the year ended December 31, 2023, respectively. During the six-month period ended on June 30, 2024, the Company had negative operating cash flows of $2,817. As of June 30, 2024, the Company had cash and cash equivalents of $1,697. On August 15, 2024, the Company completed a business combination with the SPAC (see Note 10(f)).

The Company expects to continue incurring losses, and negative cash flows from operations. Management is in the process of evaluating various financing alternatives, as the Company will need to finance future research and development activities, general and administrative expenses and working capital through fund raising. However, there is no assurance that the Company will be successful in obtaining such funding.

Under these circumstances, in accordance with the requirements of ASC 205-40, management has concluded that there is substantial doubt about the Company’s ability to continue as a going concern for at least 12 months from the date these financial statements are issued. The unaudited condensed consolidated financial statements do not include any adjustments that may be necessary should the Company be unable to continue as a going concern.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES:

a.	Unaudited Condensed Financial Statements

The accompanying condensed financial statements are unaudited. These unaudited interim condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP") for interim financial statements and follow the requirements of the Securities and Exchange Commission (“SEC”) for interim financial reporting. Accordingly, they do not include all of the information and notes required by U.S. GAAP for annual financial statements. In the opinion of management, these unaudited condensed consolidated financial statements reflect all adjustments, which include normal recurring adjustments, necessary for a fair statement of the Company’s consolidated financial position as of June 30, 2024, and the consolidated results of operations, statements of changes in redeemable convertible preferred shares and capital deficiency and cash flows for the six-month period ended June 30, 2024 and 2023.

SILEXION LTD.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(U.S. dollars in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued):

The consolidated results for the six-month ended June 30, 2024 are not necessarily indicative of the results to be expected for the year ending December 31, 2024.

These unaudited interim condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements of the Company as of and for the year ended December 31, 2023, which were included in Amendment No. 3 to the registration statement on Form S-4 filed by Biomotion Sciences with the U.S. Securities and Exchange Commission on July 12, 2024. The significant accounting policies adopted and used in the preparation of the financial statements are consistent with those of the previous financial year.

b.	Use of estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. As applicable to these financial statements, the most significant estimates and assumptions relate share-based compensation and to fair value of financial instruments. See Note 6 and Notes 4 and 7, respectively. These estimates and assumptions are based on current facts, future expectations, and various other factors believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the recording of expenses that are not readily apparent from other sources. Actual results may differ materially and adversely from these estimates.

c.	Restricted cash

As of June 30, 2024 and December 31, 2023, the Company pledged an amount of $25 in favor of a bank as collateral for guarantees provided to secure the lease payments.

The Company is required to hold a minimum amount of NIS 85 in its bank account in order to maintain availability of a credit line from its credit card company.

d.	Fair value measurement

Fair value is based on the price that would be received from the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. In order to increase consistency and comparability in fair value measurements, the guidance establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described as follows:

Level 1:	Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2:	Observable prices that are based on inputs not quoted on active markets, but corroborated by market data or active market data of similar or identical assets or liabilities.

Level 3	Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

SILEXION LTD.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(U.S. dollars in thousands)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued):

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers counterparty credit risk in its assessment of fair value.

e.	Concentration of credit risks

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash and cash equivalents, restricted cash and short-term deposits. The Company deposits cash and cash equivalents mostly with three low risk financial institution. The Company has not experienced any material credit losses in these accounts and does not believe it is exposed to significant credit risk on these instruments.

f.	Loss per share

The Company calculates loss per share using the two-class method required for participating securities. This method entails allocating income available to ordinary shareholders for the period between ordinary shares and participating securities based on their respective rights to receive dividends as if all income for the period had been distributed. Basic loss per share is computed by dividing net loss by the weighted average number of ordinary shares outstanding during the year, and fully vested pre-funded options for the Company’s ordinary shares at an exercise price of $0.01 or 0.01 NIS per share. The Company considers these shares to be exercisable for little to no additional consideration. The Company also considers its redeemable convertible preferred shares to be participating securities as the holders of the redeemable convertible preferred shares would be entitled to dividends that would be distributed to the holders of ordinary shares, on a pro-rata basis assuming conversion of all redeemable convertible preferred shares into ordinary shares. However, these participating securities do not contractually require the holders to participate in the Company’s losses. Consequently, net loss for the periods presented was not allocated to the Company’s participating securities.

g.	New accounting pronouncements:

Recently issued accounting standards not yet adopted:

1)	In November 2023, the FASB issued ASU No. 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The ASU improves reportable segments disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The ASU also require that a public entity that has a single reportable segment to provide all the disclosures required by the amendments and all existing segment disclosures in Topic 280. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Company is currently evaluating this ASU to determine its impact on the Company's segment disclosures.

2)	In December, 2023, the FASB issued ASU 2023-09, Improvements to Income Tax Disclosures, which requires disclosure of disaggregated income taxes paid, prescribes standard categories for the components of the effective tax rate reconciliation, and modifies other income tax-related disclosures. The ASU will be effective for fiscal years beginning after December 15, 2025, and allows adoption on a prospective basis, with a retrospective option. The Company is in the process of assessing the impacts and method of adoption.

SILEXION LTD.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(U.S. dollars in thousands)

NOTE 3 - SUPPLEMENTARY FINANCIAL STATEMENT INFORMATION:

Statement of operations:

a.	Research and development expenses:

	Six months ended June 30		Three months ended June 30
	2024	2023	2024	2023
Payroll and related expenses	$514	$569	$235	$245
Subcontractors and consultants	1,128	1,208	497	910
Materials	3	16	-	6
Rent and maintenance	49	78	18	35
Travel expenses	13	27	13	27
Other	20	18	3	12
	$1,727	$1,916	$766	$1,235

b.	General and administrative expenses:

Payroll and related expenses	$306	$145	$164	$97
Professional services	448	28	369	10
Depreciation	15	29	7	14
Rent and maintenance	72	42	46	21
Patent registration	25	16	16	7
Travel expenses	16	16	7	16
Other	26	30	10	14
	$908	$306	$619	$179

c.	Financial expense, net:

Change in fair value of financial liabilities measured at fair value	$145	$(3)	$64	$(2)
Issuance costs	-	3	-	3
Interest income	(25)	(78)	(6)	(39)
Foreign currency exchange loss (income), net	148	451	42	487
Other	2	4	2	3
Total financial expense (income), net	$270	$377	$102	$452

NOTE 4 - WARRANTS TO PURCHASE PREFERRED SHARES:

a.	On January 14, 2022, the Company issued warrants to acquire 47,495 Series A-2 Preferred Shares to various investors, the warrants were issued as part of the converted Simple Agreement for Future Equity (SAFE). These warrants feature an exercise price of $60.783 per share and expired during 2023. As of June 30, 2023, there are 47,495 outstanding warrants. As of June 30, 2024, all warrants are expired.

b.	On May 30, 2023, the Company issued warrants to acquire 21,717 Series A-4 Preferred Shares to various investors, with an exercise price of $24.769 per share and an expiration date of May 30, 2025. Issuance expenses amounted to $3. As of June 30, 2024, there are outstanding warrants of 21,717.

The Company classified the warrants for the purchase of shares of its convertible redeemable preferred shares as a liability in its consolidated balance sheets, as these warrants were freestanding financial instruments which underlying shares are contingently redeemable and, therefore, may obligate the Company to transfer assets at some point in the future. The warrant liability was initially recorded at fair value upon the date of issuance and was subsequently remeasured at fair value at each reporting date. The Company recorded revaluation expenses (income) amounting to $145 and $(3) for the six months periods ended June 30, 2024 and June 30, 2023 , respectively, and revaluation expenses (income) amounting to $64 and $(2) for the three months periods ended June 30, 2024 and June 30, 2023 and accounted for such revaluation expenses as part of its financial (income) expense, net, in the statements of operations (see Note 7).

c.	For conversion of warrants after the reporting period see Note 10(e).

SILEXION LTD.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(U.S. dollars in thousands)

NOTE 5 - REDEEMABLE CONVERTIBLE PREFERRED SHARES AND SHAREHOLDERS’ EQUITY:

a.	As of June 30, 2024 and December 31, 2023, the share capital is composed of 0.01 NIS par value shares, as follows:

	June 30, 2024
	Authorized	Issued and paid	Carrying Value	Liquidation Preference
Ordinary Shares	3,275,000	250,492	$4,685
Preferred A Shares	510,000	388,088	$7,307	$8,162
Preferred A-1 Shares	120,000	91,216	$2,392	$2,443
Preferred A-2 Shares	200,000	45,458	$2,264	$2,763
Preferred A-3 Shares	80,000	63,331	$2,683	$2,887
Preferred A-4 Shares	815,000	21,717	$411	$1,076

	December 31, 2023
	Authorized	Issued and paid	Carrying Value	Liquidation Preference
Ordinary Shares	3,275,000	219,354	$4,685
Preferred A Shares	510,000	388,088	$7,307	$8,162
Preferred A-1 Shares	120,000	91,216	$2,392	$2,443
Preferred A-2 Shares	200,000	45,458	$2,264	$2,763
Preferred A-3 Shares	80,000	63,331	$2,683	$2,887
Preferred A-4 Shares	815,000	21,717	$411	$1,076

NOTE 6 - SHARE-BASED COMPENSATION:

The Company's options expenses amounted to a total of $64 and $64 in the six months periods ended June 30, 2024 and 2023, respectively. As of June 30, 2024, 39,898 shares remain available for grant under the Company’s 2013 and 2023 Incentive Option Plans.

On July 4, 2024, the Company's board of directors approved granting 178,686 RSUs to the Company's employees and directors.

SILEXION LTD.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(U.S. dollars in thousands)

NOTE 6 - SHARE-BASED COMPENSATION (continued):

Summary of outstanding and exercisable options:

Below is a summary of the Company's stock-based compensation activity and related information with respect to options granted to employees and non-employees for the six months periods ended June 30, 2024:

	Number of options	Weighted- average exercise price (in U.S. dollars)	Weighted- average remaining contractual term (in years)	Aggregate intrinsic value
Outstanding at January 1, 2024	121,808	$17.23	4.88	-
Granted	-	-	-	-
Exercised	(31,138)	$0.01	(0.01)	$490
Forfeited	(735)	$26.78	(6.02)	-
Expired	(30,185)	(18.08)	-	-
Outstanding at June 30, 2024	59,750	$25.66	7.34	-
Exercisable at June 30, 2024	33,554	$24.78	7.00	-
Vested and expected to vest at June 30, 2024	59,750	$25.66	7.34	-

Up to June 30, 2024 and for the year ended December 31, 2023 no options were granted.

On June 30, 2024, there was $220 of total unrecognized compensation cost related to unvested stock options granted under the Plan. That cost is expected to be recognized over a weighted-average period of 1.73 years.

The share-based compensation expense by line item in the accompanying consolidated statements of operations is summarized as follows:

	Six months ended June 30		Three months ended June 30
	2024	2023	2024	2023
Research and development	$38	$38	$19	$19
General and administrative	26	26	13	13
	$64	$64	$32	$32

NOTE 7 - FAIR VALUE MEASUREMENTS:

Financial instruments measured at fair value on a recurring basis

The Company’s assets and liabilities that are measured at fair value as of June 30, 2024, and December 31, 2023, are classified in the tables below in one of the six categories described in “Note 2 – Fair value measurement”:

	June 30, 2024
	Level 3	Total
Financial Liabilities
Warrants to preferred shares	$345	$345

	December 31, 2023
	Level 3	Total
Financial Liabilities
Warrants to preferred shares	$200	$200

SILEXION LTD.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(U.S. dollars in thousands)

NOTE 7 - FAIR VALUE MEASUREMENTS (continued):

The following is a roll forward of the fair value of liabilities classified under Level 3:

	Six months ended June 30,		Three months ended June 30,
	2024	2023	2024	2023
	Warrants	Warrants	Warrants	Warrants
Fair value at the beginning of the period	$200	$3	$281	$2
Issuance	-	111	-	111
Change in fair value	145	(3)	64	(2)
Fair value at the end of the period	$345	$111	$345	$111

The fair value of the Company’s warrant liabilities as of June 30, 2024 and December 31, 2023 was estimated using a hybrid model in order to reflect two scenarios: (1) an IPO event (including de-SPAC transaction) and (2) other liquidation events. For further details see Note 12 in the annual consolidated financial statements.

The valuation under the ‘other liquidation events’ scenario was assessed using an option pricing model (OPM) by implementing a Monte Carlo Simulation, which treats the financial instruments in the Company’s equity as contingent claims whose future payoff depends on the Company’s future equity value. The Company’s entire equity value in 2023 was calculated based, among others, on the financing round closest to the valuation date.

The fair value of the Company’s warrant liabilities as of June 30, 2023 was estimated using only the ‘other liquidation events’ scenario.

The following table presents the main assumptions used in the hybrid model for the periods presented:

	June 30
	2024	2023
Expected volatility	74.82%	82.80%
Assumptions regarding the price of the underlying shares:
Probability of an IPO scenario (including de-SPAC transaction)	67%	-
Expected time to IPO (including de-SPAC transaction) (years)	0.137	-
Probability of other liquidation events	33%	100%
Expected time to liquidation (years)	2.25	3
Expected return on Equity	22%	23%

A significant increase in the expected volatility, or in the probability of an IPO (including de-SPAC transaction), could each increase the fair value of the related instruments. A significant decrease in the expected term of the warrants or expected time to IPO (including de-SPAC transaction), could each decrease the fair value of related instruments. In combination, changes in these inputs could result in a significantly higher or lower fair value measurement if the input changes were to be compounding, or could result in a minimally higher or lower fair value measurement if the input changes were of opposite effects and consequently offset each other.

Financial instruments not measured at fair value

The carrying amounts of cash and cash equivalents, restricted cash, receivables, trade payables and other liabilities approximate their fair value due to the short-term maturity of such instruments.

SILEXION LTD.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(U.S. dollars in thousands)

NOTE 8 - NET LOSS PER SHARE:

The following table sets forth the computation of basic and diluted net loss per share attributable to ordinary shareholders for the periods presented (USD in thousands, except per share data):

	Six months ended June 30		Three months ended June 30
	2024	2023	2024	2023
Numerator:
Net loss	$2,912	$2,619	$1,489	$1,876
Net loss attributable to ordinary shareholders, basic and diluted:	$2,845	$2,427	$1,472	$1,653
Denominator:
Weighted-average shares used in computing net loss per share attributable to ordinary shareholders, basic and diluted	251,655	252,462	250,847	252,462
Net loss per share attributable to ordinary shareholders, basic and diluted	$11.31	$9.61	$5.87	$6.54

Basic loss per share is computed on the basis of the net loss for the period divided by the weighted average number of ordinary shares outstanding during the period, including fully vested pre-funded options for the Company’s ordinary shares at an exercise price of $0.01 or 0.01 NIS per share, as the Company considers these shares to be exercised for little to no additional consideration.

As of June 30, 2024 and June 30, 2023, the basic loss per share calculation included a weighted average number of 300 and 33,108, respectively, of fully vested pre-funded options. As the inclusion of other potential ordinary shares equivalents in the calculation would be anti-dilutive for all periods presented, diluted net loss per share is the same as basic net loss per share.

The following instruments were not included in the computation of diluted earnings per share because of their anti-dilutive effect:

-	Redeemable convertible preferred shares;

-	Warrants to purchase redeemable convertible preferred shares;

-	Share-based compensation issuable at substantial consideration.

NOTE 9 - TRANSACTIONS AND BALANCES WITH RELATED PARTIES:

Transactions with related parties which are shareholders and directors of the Company:

a.	Transactions:

	Six months ended June 30		Three months ended June 30
	2024	2023	2024	2023
Share-based compensation included in research and development expenses	$34	$34	$17	$17
Share-based compensation included in general and administrative expenses	$24	$24	$12	$12
Financial expenses	$135	$-	$60	$-

b.	Balances:

	June 30, 2024	December 31, 2023
Non-Current liabilities -
Warrants to preferred shares	$321	$186

SILEXION LTD.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(U.S. dollars in thousands)

NOTE 10 - SUBSEQUENT EVENTS

The Company’s management has performed an evaluation of subsequent events through August 19, 2024, the date the financial statements were available to be issued.

a.	On July 4, 2024, the Company's board of directors approved granting 178,686 Restricted Stock Units (RSUs) to employees, service providers, and directors. These RSUs vest immediately upon the grant date, with 100% vesting at the time of grant.

b.	On July 14, 2024, the Company’s shareholders approved, inter alia, the A&R BCA, the Investments Waiver, the Business Combination and granting of new RSUs to the Company’s directors and certain related parties.

c.	On July 16, 2024, the U.S. Securities and Exchange Commission (SEC) issued an order of effectiveness for the registration statement on Form S-4 filed by Biomotion Sciences that registered the issuance of all ordinary shares of Biomotion Sciences issuable pursuant to the Business Combination. On July 17, 2024, the SPAC published notice of an extraordinary general meeting at which the Business Combination was to be presented for approval, and on July 19, 2024, the SPAC commenced the distribution of proxy materials for that extraordinary general meeting. On August 6, 2024, the SPAC held that extraordinary general meeting, and all proposals related to the Business Combination were approved by the SPAC’s shareholders.

d.	On August 5, 2024, a conversion agreement was signed by and among Biomotion Sciences, GIBF and the Subsidiary, which implements the transfer of GIBF’s 49% holdings in the Subsidiary directly to Biomotion Sciences (in lieu of to the Company) in exchange for the issuance to GIBF of ordinary shares of New Pubco upon the closing of the Business Combination).

e.	In August 2024, certain Company warrant holders exercised their warrants in a ‘cashless’ manner for 1,257 A-1 Preferred Shares and 8,320 A-4 Preferred Shares of the Company.

f.	On August 15, 2024, the Business Combination was completed in accordance with the terms of the A&R BCA, as modified by the Investments Waiver. As a result of the Business Combination, the Company has become a wholly-owned subsidiary of Biomotion Sciences, and its security holders have received securities of Biomotion Sciences in accordance with the Silexion Equity Exchange Ratio. On August 16, 2024, the ordinary shares and warrants of Biomotion Sciences begin trading on the Nasdaq Global Market under the symbols “SLXN” and “SLXNW”, respectively.